SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 9, 2000


                               FIBERCORE, INC.
--------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Nevada                   000-21823                  87-0445729
      (STATE OR OTHER        (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
      JURISDICTION OF                                    IDENTIFICATION NO.)
       INCORPORATION)


           253 Worcester Road, P.O. Box 180
                     Charlton, MA                                01507
--------------------------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900


                                 Not Applicable
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS.
            ------------

            On June 9, 2000, the Registrant and Crescent International Ltd, an investment fund managed by GreenLight (Switzerland) SA ("Crescent"), closed on a private placement that provides for a two year, $30 million financing commitment to the Registrant. As part of the closing, the Registrant and Crescent entered into the following agreements: Securities Purchase Agreement, Registration Rights Agreement, Incentive Warrant, Early Put Warrant, Convertible Note, Security Agreement, Pledge Agreement, and Pledge Side Letter, each dated June 9, 2000. Copies of these agreements are attached hereto as Exhibits 10.1 - 10.8. On June 14, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

Exhibit 10.1      Securities Purchase Agreement, dated June 9, 2000

Exhibit 10.2      Registration Rights Agreement, dated June 9, 2000

Exhibit 10.3      Incentive Warrant, dated June 9, 2000

Exhibit 10.4      Early Put Warrant, dated June 9, 2000

Exhibit 10.5      Convertible Note, dated June 9, 2000

Exhibit 10.6      Security Agreement, dated June 9, 2000

Exhibit 10.7      Pledge Agreement, dated June 9, 2000

Exhibit 10.8      Pledge Side Letter, dated June 9, 2000

Exhibit 99.1      Press Release of the Registrant, dated June 14, 2000.

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By: /s/ Michael J. Beecher
                                           -------------------------------------
                                           Name:   Michael J. Beecher
                                           Title:  Chief Financial Officer
                                                     and Treasurer
Date:  June 15, 2000